Consent of Independent Certified Public Accountants

                                                                    May 3, 2002


        We hereby consent to the use in this Registration Statement on Form SB-2/A Amendment Number 2 of our report dated January 16, 2002, relating to the financial statements of ZowCom, Inc., and the reference to our firm under the Caption "Experts" in the Prospectus.



                                      /s/ Lesley, Thomas, Schwarz & Postma, Inc.
                                      -----------------------------------------
                                      Lesley, Thomas, Schwarz & Postma, Inc.
                                      A Professional Accountancy Corporation
                                      Newport Beach, California